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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                         THE ELDER-BEERMAN STORES CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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CERTAIN INFORMATION REGARDING DIRECTORS AND CERTAIN EXECUTIVE OFFICERS WHO
ARE DEEMED PARTICIPANTS BECAUSE THEY MAY SOLICIT PROXIES

         Pursuant to the rules of the Securities and Exchange Commission, members of the Board of Directors and other executive officers of The Elder-Beerman Stores Corp. (the "Company") are deemed "Participants" (as defined in Schedule 14A promulgated pursuant to the Securities Exchange Act of 1934, as amended) in the solicitation of proxies. The following table sets forth the name and present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is carried on, of the directors and executive officers of the Company who may assist in soliciting proxies from the Company's shareholders. Unless otherwise indicated below, the principal business address of each such Participant is 3155 El-Bee Road, Dayton, Ohio 45439 and such person is an employee of the Company. Directors are indicated with an asterisk.

Dennis S. Bookshester*
Chief Executive Officer - Fruit of the Loom
Fruit of the Loom, Ltd.
One Fruit of the Loom Drive
Bowling Green, KY 42102

Stewart M. Kasen*
Private Investor (no business address)

Charles Macaluso*
Principal - East Ridge Consulting, Inc.
East Ridge Consulting Group
48 Dorchester Road
Darien, CT 06820

Steven C. Mason*
Retired (no business address)

Frederick J. Mershad*
Chairman and Chief Executive Officer - The Elder-Beerman Stores Corp.

John A. Muskovich*
President, Chief Operating Officer - The Elder-Beerman Stores Corp.

Thomas J. Noonan,  Jr.*
Executive Vice President - WSR, Inc.
Strauss Discount Auto
9A Brick Plant Road
South River, NJ 08882-1098

Bernard Olsoff*
Retired (no business address)

Laura H. Pomerantz*
President - LHP Consulting and Management
Newmark & Company Real Estate, Inc.
125 Park Avenue
New York, NY 10017

Jack A. Staph*
Attorney and Private Investor
29525 Chagrin Blvd., Suite #316
Pepper Pike, OH 44122




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John J. Wiesner*
Interim Chief Executive Officer - Stage Stores, Inc.
Stage Stores, Inc.
P.O. Box 35167
Houston, TX 77235

Scott J. Davido
Executive Vice President -- Chief Financial Officer, Treasurer and Secretary - The Elder-Beerman Stores Corp.

INFORMATION REGARDING OWNERSHIP OF THE COMPANY'S COMMON STOCK BY
PARTICIPANTS

         No Participant owns any shares of the Company's common stock (the "Common Stock") of record but not beneficially. The number of shares of Common Stock held by directors and certain executive officers is set forth in the Company's Form 10-K for the Company's fiscal year 1999 (the "1999 10-K"), which was filed with the Securities and Exchange Commission on April 27, 2000.

TRANSACTIONS IN THE SECURITIES OF THE COMPANY WITHIN THE PAST TWO YEARS AND CERTAIN OTHER TRANSACTIONS

         Except as set forth in the following table, none of the Participants has purchased or sold or otherwise disposed of any shares of Common Stock of the Company in the past two years:

NAME                         DATE             NUMBER OF SHARES OF COMMON STOCK
                                              PURCHASED (SOLD)

Frederick J. Mershad         8/3/98               376(1)
                             8/28/98            4,000(2)
                             11/2/98              523(1)
                             12/11/98           2,000(2)
                             2/1/99               459(1)
                             4/26/99            1,000(2)
                             9/7/99             4,000(2)

John A. Muskovich            8/3/98               426(1)
                             9/2/98             2,020(2)
                             11/2/98              592(1)
                             2/1/99               221(1)

Scott J. Davido              8/3/98               109(1)
                             11/2/98              151(1)
                             2/1/99               219(1)

Laura H. Pomerantz           8/27/98            6,000(2)


(1)  Purchase of shares pursuant to the Company's Employee Stock Purchase Plan.

(2)  Purchase of shares in open market.

MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

         Except as disclosed in the 1999 10-K, to the knowledge of the Company,
(a) none of the Participants identified above was or is a party to a contract, arrangement or understanding with respect to the Company's securities, (b) there are no contracts, arrangements or understandings between the Company and Participants with respect to employment by the Company and its affiliates or with respect to transactions in which the Company or any of its affiliates are or will be parties and (c) none of the Participants has any substantial interest, direct or


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indirect, by security holdings or otherwise, in any matter to be voted on at the
Company's Annual Meeting of Shareholders, scheduled for August 24, 2000.